SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
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(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer identification No.)

3330 Cumberland Blvd, SE, Suite 700
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
              Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 11, 2013, Numerex Corp (the “Company”) issued a press release announcing the rescheduling of its fourth quarter and full year 2012 conference call.    The Company also reported fourth quarter 2012 subscriptions and provided 2013 guidance.   A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press Release, dated March 11, 2013

                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         NUMEREX CORP.

    Date:  March 11, 2013                                                                                                        /s/ Alan B. Catherall
                                                                                                                                                           Alan B. Catherall
                                                                                                                                                   Chief Financial Officer

Exhibit Index

99.1	Press Release, dated March 11, 2013